                                                                    EXHIBIT 10.1

                          APPALACHIAN BANCSHARES, INC.

                 1997 DIRECTORS' NON-QUALIFIED STOCK OPTION PLAN

     1.  Establishment and Purpose.
         -------------------------

         (a) Appalachian Bancshares, Inc., a Georgia corporation (the "Company"), hereby adopts its 1997 Directors' Non-Qualified Stock Option Plan. The Plan is intended to provide a means whereby eligible members of the Board may be given an opportunity to purchase shares of Stock pursuant to options which are not intended to qualify as incentive stock options under Section 422 of the Code.

         (b) The purpose of the Plan is to enable the Company to attract qualified individuals to serve as members of the Board, to provide additional performance incentives to such individuals while serving as directors, and to encourage their continued service on the Board.

     2.  Definitions.
         -----------

         As used herein, the following definitions shall apply:

         (a) "Affiliate" shall mean any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f) of the Code (but substituting "the Company" for "employer corporation"), including parents or subsidiaries of the Company that become such after adoption of the Plan.

         (b) "Board" shall mean the Board of Directors of the Company.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (d) "Committee" shall mean the committee appointed by the Board pursuant to Section 4.

         (e) "Company" shall mean Appalachian Bancshares, Inc., a Georgia corporation.

         (f) "Director" shall mean a member of the Board.

         (g) "Effective Date" shall mean the date this Plan is adopted by the Board.

         (h) "Employee" shall mean any person who is an employee of the Company, or any Affiliate of the Company, for purposes of tax withholding under the Code. The payment of a director's fee by the Company shall not be sufficient to render the recipient of such fee an Employee.

         (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (j) "Fair Market Value" shall mean, as of any date, the value of a share of Stock determined as follows:

              (i) If the Stock is listed on any established stock exchange or on Nasdaq, its Fair Market Value shall be the closing selling price for such stock on the principal securities exchange on which the Common Stock is at the time listed for trading. If there are no sales of Common Stock on that date, then the closing selling price for the Common Stock on the next preceding day for which such closing selling price is quoted shall be determinative of Fair Market Value; or

              (ii) If the Stock is not traded on any exchange, its Fair Market Value shall be determined in good faith by the Board, and such determination shall be conclusive and binding on all persons.

         (k) "Option" shall mean an option to purchase shares of Stock granted pursuant to the Plan.

         (l) "Option Agreement" shall mean the written agreement setting forth the terms of an Option.

         (m) "Optionee" shall mean an Outside Director who receives an Option.

         (n) "Outside Director" shall mean a Director who is not an Employee.

         (o) "Person" shall mean a natural person, corporation, partnership, limited liability company, joint venture, trust, or any other entity and any government or instrumentality of a government.

         (p) "Plan" shall mean this Appalachian Bancshares, Inc. 1997 Directors' Non-Qualified Stock Option Plan.

         (q) "Securities Act" shall mean the Securities Act of 1933, as amended.

         (r) "Stock" shall mean the common stock, $5.00 par value per share, of the Company.

     3.  Stock Subject to the Plan.
         -------------------------

         Subject to the provisions of Section 12 of the Plan, the maximum number of shares of Stock which may be made subject to Options and sold under the Plan is 100,000 shares of Stock. If an Option expires or becomes unexercisable for any reason and has not been exercised in full, the Stock subject to such Option shall be available for future grant under the Plan. If Stock which was acquired upon exercise of an Option is subsequently repurchased by the Company, such Stock shall not be available for future grants under the Plan.

     4.  Interpretation and Administration of the Plan.
         ---------------------------------------------

         (a) Any questions concerning interpretation or execution of the Plan or grants hereunder shall be decided by the Board. All decisions, determinations and interpretations of the Board shall be final and binding on all holders of any Options granted under the Plan.

         (b) Subject to the provisions and restrictions of the Plan, the Board shall have the authority to: (i) authorize any person to execute on behalf of the Company any agreements or other documents in connection with the grant of an Option under the Plan; (ii) approve forms of agreement for use under the Plan consistent with the terms of the Plan; (iii) make all other determinations deemed necessary or advisable for the implementation of the Plan and (iv) to designate a Committee of the Board to act on behalf of the Board for all purposes under this Plan. Members of the Committee shall serve at the pleasure of the Board. The Committee shall select one of its members as chair of the Committee and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee shall be the valid acts of the Committee. If the Board does not delegate administration of the Plan to the Committee, each reference in this Plan to the Committee shall be construed to refer to the Board.

     5.  Option Grants.
         -------------

         The Board shall determine the form and amount of options for Outside Directors. All options shall be subject to the terms and conditions of the Plan and to such other terms and conditions as the Board deems appropriate.

     6.  Terms and Conditions of Options.
         -------------------------------

         (a) Each Option granted pursuant to the Plan shall be evidenced by an Option Agreement executed by the Company and the Optionee.

         (b) The exercise price per share of Options granted under the Plan shall be 100% of the Fair Market Value per share of Stock on the date of grant of the Option, subject to adjustment to the extent provided in Section 12 hereof.

         (c) Subject to the provisions in the Option Agreement and Section 10 hereof, each Option shall vest and become exercisable with respect to 20% of the shares of stock subject to the Option on the first anniversary of the date of grant and with respect to an additional 20% on each subsequent anniversary of the date of grant.

         (d) The term of each Option shall be ten (10) years from the date of grant, unless a shorter period is required to comply with any applicable law, in which case such shorter period shall apply.

     7.  Eligibility.
         -----------

         Options may be granted only to Outside Directors. No Optionee shall have any rights as a shareholder of the Company as a result of the grant of an Option under the Plan or his or her exercise of such Option pending the actual issuance by the Company of the Stock subject to such Option. The Plan shall not confer upon any Outside Director any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights that the Director or the Company may have to terminate his or her directorship at any time.

     8.  Term of Plan, Effective Date and Shareholder Approval.
         -----------------------------------------------------

         The Plan shall become effective on the Effective Date; provided that continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the Effective Date. In addition, any Options granted hereunder shall become effective only upon shareholder approval of the Plan. The Board may grant Options hereunder prior to shareholder approval of the Plan, but until such shareholder approval is obtained, no such Option shall be exercisable. In the event that such shareholder approval is not obtained, all affected Options shall terminate. If such shareholder approval is obtained at a duly held shareholders' meeting, the Plan must be approved by a majority of the votes cast at such shareholders' meeting at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the Plan. Options may be granted under the Plan at any time on or before the tenth anniversary of the date of adoption of the Plan.

     9.  Payment Upon Exercise.
         ---------------------

         Payment of the exercise price and any applicable withholding amounts upon exercise of any Option shall be made in cash, by optionee's personal check, a certified check, bank draft, or postal or express money order payable to the order of the Company in lawful money of the United States.

     10. Exercise of Option.
         ------------------

         (a) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Stock has been received by the Company in accordance with Section 9 hereof. An Option may not be exercised for a fraction of a share of Stock.

         (b) If an Optionee ceases to serve as a Director (other than as a result of disability or death), he or she may, but only within three (3) months after the date he or she ceases to be a Director, exercise his or her then outstanding Options to the extent that he or she was entitled to exercise them at the date of such termination. To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (that he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

         (c) Notwithstanding the provisions of Section 10(b) above, in the event an Optionee is unable to continue his or her service as a Director as a result of his or her death or total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she (or his or her personal representative) may, within twelve (12) months from the date of such termination, exercise his or her then outstanding Options to the extent he or she was entitled to exercise them at the date of such termination. To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (that he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

         (d) Notwithstanding the provisions of Sections 10(b) and 10(c) above, in no event may any Option be exercised after expiration of its term set forth in Section 6.

     11. Nontransferability of Options.
         -----------------------------

         No Option shall be transferable by an Optionee other than by operation of law or by will or by the laws of descent or distribution.

     12. Adjustment Upon Changes in Capitalization.
         -----------------------------------------

         If there is any change in the Stock through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2%) or other change in the capital structure of the Company without consideration, the number of shares of Stock available under the Plan, the number of shares of Stock deliverable in connection with any Option and the exercise price per share of such Option shall be proportionately adjusted to preserve, but not to increase the benefits to the outstanding options under the Plan; provided, however, that no certificate or scrip representing fractional shares shall be issued and any resulting fractions of a share shall be ignored.

     13. Change in Control.
         -----------------

         (a) For purposes of this Section 13, a "Change in Control" shall be deemed to occur upon:

             (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding Stock;

              (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership or by one or more actions by written consent of shareholders, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

         (b) For purposes of this Section 13, a "Corporate Transaction" shall be deemed to occur upon any of the following transactions to which the Company is a party:

              (i) approval by the Company's shareholders of a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

              (ii) approval by the Company's shareholders of the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with a complete liquidation or dissolution of the Company; or

              (iii) approval by the Company's shareholders of any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

         (c) In its discretion, the Board may provide in any stock option agreement (or in an amendment thereto) evidencing an option hereunder that, in the event of any Corporate Transaction or an event giving rise to a Change in Control, any outstanding options covered by such an agreement shall be fully vested, nonforfeitable and become exercisable, as of the date of the Change in Control or Corporate Transaction or such other date as determined by the Board. However, the Board may provide in any such agreement that, in the case of a Corporation Transaction, the Board may determine that an outstanding option will not be so accelerated if and to the extent (i) such option is either to be assumed by the successor or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) such option is to be replaced with a cash incentive program of the successor corporation that preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payment in accordance with the same vesting schedule applicable to such option.

          (d) If the Board determines to incorporate a Change in Control or Corporate Transaction acceleration provision in any option agreement hereunder, the agreement shall provide that, (i) in the event of a Change in Control or Corporate Transaction described in clauses (a)(i), (a)(ii) and (b)(iii) of
Section 13 above, the option shall remain exercisable for the remaining term of the option and (ii) in the event of a Corporate Transaction described in clauses
(i) or (ii) of Section 13(b) above, the option shall terminate as of the effective date of the Corporate Transaction described therein unless such option is assumed by a successor corporation in the event of a Corporate Transaction described in clause (i) of Section 13(b). If an option is assumed in the event of a Corporate Transaction described in clause (i) of Section 13(b) above, the option shall remain exercisable for the remaining term of the option. In no event shall any option under the Plan be exercised after the expiration of the term provided for in the related stock option agreement pursuant to Section 6(d).

     14. Amendment, Suspension, or Termination of the Plan.
         -------------------------------------------------

         (a) The Board may at any time amend, suspend or terminate the Plan as it deems advisable; provided that such amendment, suspension or termination complies with all applicable requirements of state and federal law, including any applicable requirement that the Plan or an amendment to the Plan be approved by the shareholders.

         (b) No option may be granted under the Plan during any suspension or after the termination of the Plan, and no amendment, suspension, or termination of the Plan shall, without the affected individual's consent, alter or impair any rights or obligations under any option previously granted under the Plan. The Plan shall terminate with respect to the grant of stock options on the tenth anniversary of the date of adoption of the Plan, unless previously terminated by the Board pursuant to this Section 14.

     15. Conditions Upon Issuance of Stock.
         ---------------------------------

         (a) Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange or national market system upon which the Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) Inability of the Company to obtain authority from any regulatory body having jurisdictional authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Stock hereunder shall relieve the Company of any liability for failure to issue or sell such Stock.

     16. Reservation of Stock.
         --------------------

         The Company, during the term of the Plan, will at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.

     17. Rule 16b-3.
         ----------

         (a) Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Board or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision shall be deemed automatically to be incorporated by reference into the Plan.

         (b) If, subsequent to adoption of the Plan, Rule 16b-3 is amended to delete any of the Rule 16b-3 requirements addressed by the provisions of the Plan governing grants or awards to persons subject to Section 16(b) of the Exchange Act ("Insiders"), the Board may amend the Plan without shareholder approval (unless such approval is required by Rule 16b-3 as so amended) to delete or otherwise amend any such provisions no longer required for grants of Options under the Plan to be exempt from Section 16(b) liability under the Exchange Act or for Outside Directors to be able to make exempt Rule 16b-3 grants of stock options or other stock awards to Insiders under other stock option or stock incentive plans of the Company.

     18. Right of First Refusal.
         ----------------------

         (a) As a condition to the grant of any option hereunder, the Optionee shall agree not to transfer, sell, assign, pledge, or in any manner dispose of or encumber any of the Stock acquired pursuant to the exercise of an Option until he shall have offered to sell such Stock to the Company at the price per share calculated pursuant to subsection (b) below. Notwithstanding the foregoing, the Optionee may pledge the Stock as security for a loan from an affiliate of the Company and may assign such Stock to his or Spouse and/or children for estate planning purposes; provided, however, that any such assignee shall be subject to the restrictions of this Section 18 with respect to such Stock. Upon a determination by the Optionee that he desires to sell any or all of the Stock, the Optionee shall give the Company not less than ten (10) days prior written notice (the "Notice of Disposition") of such Optionee's desire to dispose of a specific number of the shares of Stock (the "Notice Securities"). The Notice of Disposition (i) shall be signed by the Optionee and (ii) shall be mailed by registered mail to the Company, at its then principal place of business. Upon receipt of the Notice of Disposition, the Company (or its respective designee, as allowed below) shall have five (5) business days from the time of receipt of the Notice of Disposition to notify the Optionee that it intends to purchase the Notice Securities, free and clear of all claims, liens, or encumbrances, at the price per share calculated pursuant to subsection (b) below. The closing of any such purchases shall be at a time and place mutually agreed to by the parties thereto, provided that if the parties are unable to make such an agreement, the closing shall be held at the principal office of the Company at 10:00 a.m. on the tenth business day following the day on which the Notice of Disposition is received by the required recipient thereof. The Company may designate an Affiliate as the purchaser of all or any portion of Notice Securities which the Company has the right to purchase hereunder; provided however, that if the Company cannot legally purchase the Notice Securities at the time of receipt of the Notice of Disposition, then such designation of the Affiliate as an alternative purchaser, as the case may be, shall be deemed to have been made.

         (b) Purchase Price. In the event that the Company (or any designee) does elect to purchase any of the Notice Securities pursuant to subsection (a) hereof, it shall purchase Notice Securities for the price per share determined by the Committee as the average of the highest and lowest sales price of the Stock in the ninety (90) day period immediately preceding the date the Company receives the Notice of Disposition. The Committee shall have absolute discretion to determine the prices at which Stock has traded in such ninety (90) day period, and any determination of the Committee shall be conclusive and binding on all persons notwithstanding that the information used by the Committee in making its determination may be incomplete or unreliable if there is no established trading market for the Stock.

         (c) Non-exercise of Right of First Refusal. If the Company, or its respective assignees do not exercise their rights hereunder to purchase all of the Notice Securities, the Optionee may sell all, but not less than all, of the unpurchased Notice Securities, for a period of ninety (90) days following the delivery of the Notice of Disposition to the Company (the "Unrestricted Transfer Period"). After expiration of the Unrestricted Transfer Period, the provisions of Subsections (a) and (b) shall again be applicable to any transfer of the former Notice Securities.

                                       7